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                                                                   EXHIBIT 10.19

                          EIGHTH AMENDMENT AND WAIVER
                            TO AMENDED AND RESTATED
                               CREDIT AGREEMENT


     EIGHTH AMENDMENT AND WAIVER, dated as of December 21, 1998 (this "Eighth
                                                                       ------
Amendment"), to the Amended and Restated Credit Agreement dated as of August 7,
---------
1997, as amended by the First Amendment and Waiver to Amended and Restated Credit Agreement dated as of November 13, 1997, the Second Amendment and Waiver to Amended and Restated Credit Agreement dated as of December 13, 1997, the Third Amendment to Amended and Restated Credit Agreement dated as of January 7, 1998, the Fourth Amendment to the Amended and Restated Credit Agreement dated as of May 22, 1998, the Fifth Amendment and Waiver to Amended and Restated Credit Agreement dated as of August 14, 1998, the Sixth Amendment and Waiver to Amended and Restated Credit Agreement dated as of October 1998 and the Seventh Amendment and Waiver to Amended and Restated Credit Agreement dated as of December 15, 1998 (as so amended, the "Credit Agreement"), among Hollywood Theater Holdings,
                          ----------------
Inc. (the "Parent"), Hollywood Theaters, Inc. (the "Company"), the banks and
           ------                                   -------
other financial institutions parties thereto (collectively, the "Banks";
                                                                 ------
individually, a "Bank"), and Bank of America National Trust and Savings
                 ----
Association, as Administrative Agent for the Banks (the "Administrative Agent").
                                                         --------------------

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, pursuant to the Credit Agreement, the Banks have agreed to make, and have made, certain loans and other extensions of credit to the Borrower; and

     WHEREAS, Parent and the Company have requested that the Administrative Agent and the Banks amend and waive certain terms and conditions under the Credit Agreement as more fully set forth herein; and

     NOW, THEREFORE, the parties hereto hereby agree as follows:

          1.   Defined Terms.  Capitalized terms defined in the Credit Agreement
               -------------
and not otherwise defined herein shall have the meanings given to them in the Credit Agreement.

          2.   Amendments to Credit Agreement.  (a) Section 1.1 of the Credit
               ------------------------------
Agreement is hereby amended by adding thereto the following definitions in the appropriate alphabetical order:

          "Eighth Amendment":  the Eighth Amendment and Waiver to Amended and
           ----------------
     Restated Credit Agreement, dated as of December 21, 1998, among the Parent, the Company, the Administrative Agent and the banks party thereto.

          (b) Section 2.1 of the Credit Agreement is hereby amended by (i) deleting the first reference to the date "December 21, 1998" and substituting in lieu thereof the date "January 8, 1999", and (ii) deleting the last sentence thereof and substituting in lieu thereof the following:
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                                                                               2


          "Consistent with the foregoing, the Beacon Letter of Credit delivered to Administrative Agent pursuant to the Fifth Amendment may be amended simultaneously with the execution and delivery of the Eighth Amendment in a manner satisfactory to Administrative Agent to provide that the Administrative Agent may not draw on the Beacon Letter of Credit due to failure of the Additional Equity Issuance to occur until on or after January 8, 1999".

          3.   Waivers.  The Administrative Agent and the Banks hereby grant the
               -------
following waivers on the following terms:

          (a) the provisions of subsection 2.7(d) hereby are waived beginning on the date hereof and ending at 2:00 p.m. (New York City time) on January 8, 1999 (the "Additional Equity Issuance Waiver Period") solely to permit the Additional
      ----------------------------------------
Equity Issuance to be consummated on or prior to January 8, 1999, without a corresponding mandatory prepayment of the Loans and reduction of the Revolving Loan Commitments;

          (b) the provisions of the first sentence of subsection 4.3(f) are hereby waived until the end of the Additional Equity Issuance Waiver Period;

provided, however, that if the Additional Equity Issuance shall not have
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occurred prior to the end of the Additional Equity Issuance Waiver Period, the
Parent shall affect a Required Equity Contribution within forty-five (45) days after the end of the Additional Equity Issuance Waiver Period in an amount not less than the aggregate amount of all Construction Advances in excess of $12,000,000 made from and after the Third Amendment Effective Date to and including the last day of the Additional Equity Issuance Waiver Period, and any failure of Parent to affect such Required Equity Contribution shall be an Event of Default;

          (c) the provisions of subsection 7.1(a), 7.1(b) and 7.1(d) are hereby waived until the end of the Additional Equity Issuance Waiver Period, after which period the foregoing waiver shall terminate and the provisions of subsection 7.1(a), 7.1(b) and 7.1(d) shall be reinstated with full force and effect.

          4.   Representations and Warranties.  The Company hereby confirms,
               ------------------------------
reaffirms and restates as of the date hereof the representations and warranties made by it in Article V of the Credit Agreement. The Company represents and warrants that as of the date hereof no Default or Event of Default has occurred and is continuing.
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                                                                               3

          5.   Continuing Effect of Credit Agreement.  This Amendment shall not
               -------------------------------------
constitute a waiver, amendment or modification of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Banks or the Administrative Agent. Except as expressly modified hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

          6.   Payment of Expenses.  The Company agrees to pay or reimburse the
               -------------------
Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with the negotiation, preparation and distribution of documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

          7.   Affirmation of Guarantees.  The Parent hereby consents to the
               -------------------------
execution and delivery of this Eighth Amendment and reaffirms its obligations under Article X of the Credit Agreement.

          8.   Counterparts.  This Eighth Amendment may be executed in any
               ------------
number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of said counterparts taken together shall be deemed to constitute but one and the same instrument.

          9.   Effectiveness.  This Eighth Amendment shall be effective upon (a)
               -------------
receipt by the Administrative Agent of counterparts hereof, duly executed and delivered by the Borrower, the Parent, the Administrative Agent and the Banks and (b) receipt by the Administrative Agent of the Beacon Letter of Credit, amended to reflect an expiration date of January 8, 1999.

          10.  GOVERNING LAW AND JURISDICTION.  THIS EIGHTH AMENDMENT SHALL BE
               ------------------------------
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT CONSIDERATION OF ITS CONFLICT OF LAWS PRINCIPLES, AND APPLICABLE FEDERAL LAW.
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                                                                               4


          IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        HOLLYWOOD THEATER HOLDINGS, INC.


                                        By: /s/ James R. Featherstone
                                           -----------------------------------
                                             James R. Featherstone
                                             Vice President


                                        HOLLYWOOD THEATERS, INC.


                                        By: /s/ James R. Featherstone
                                           -----------------------------------
                                             James R. Featherstone
                                             Vice President

                                        BANK OF AMERICA NATIONAL TRUST AND
                                        SAVINGS ASSOCIATION, as Administrative
                                        Agent and as a Bank


                                        By: /s/ James T. Gilland
                                           -----------------------------------
                                             James T. Gilland
                                             Senior Vice President
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                                                                               5

                                        THE BANK OF NOVA SCOTIA, as a Bank



                                        By: /s/ Paul A. Weissenberger
                                           -----------------------------------

                                        Name:  P. A. Weissenberger
                                        Title: Authorized Signatory
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                                                                               7

                                        THE SUMITOMO BANK, LIMITED, as a Bank



                                        By: /s/ H. W. Redding
                                           -----------------------------------
                                        Name: H. W. Redding
                                        Title: Vice President and Manager



                                        By: /s/ S. Marciniak
                                           -----------------------------------
                                        Name: S. Marciniak
                                        Title: Vice President and Manager
                                               Operations